Exhibit 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Environmental Remediation Holding Corporation (the "Company") on Form 10-K for the year ending September 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I Sir Emeka Offor, Chairman of the Board of the Company, hereby certify, to such officer's knowledge, that pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

          1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ SIR EMEKA OFFOR	December 30, 2002
Sir Emeka Offor Chairman of the Board

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Environmental Remediation Holding Corporation (the "Company") on Form 10-K for the year ending September 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I Chude Mba, Chief Executive Officer of the Company, hereby certify, to such officer's knowledge, that pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

          1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ CHUDE MBA	December 30, 2002
Chude Mba Chief Executive Officer Principal Executive Officer)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Environmental Remediation Holding Corporation (the "Company") on Form 10-K for the year ending September 30, 2002 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, I Eze Echesi, Chief Financial Officer of the Company, hereby certify, to such officer's knowledge, that pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

          1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

          2.    The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

By: /s/ EZE ECHESI	December 30, 2002
Eze Echesi Chief Financial Officer (Principal Accounting Officer)